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                                                                                                         Exhibit 3.1.4

                  DEAN HELLER
[SEAL OF          SECRETARY OF STATE
SECRETARY         204 NORTH CARSON STREET, SUITE 1
OF STATE          CARSON CITY, NEVADA 89701-4299
NEVADA]           (775) 684-5708
                  WEBSITE: SECRETARYOFSTATE.BIZ

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                  CERTIFICATE OF CORRECTION
              (PURSUANT TO NRS 78,78A, 80, 81,
            82, 84, 86, 87, 58, 88A, 89 AND 92A)

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IMPORTANT: READ ATTACHED INSTRUCTIONS BEFORE COMPLETING FORM.                       ABOVE SPACE IS FOR OFFICE USE ONLY

                                               CERTIFICATE OF CORRECTION
                                               -------------------------
                        (PURSUANT TO NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 AND 92A)

1. The name of the ENTITY for which correction is being made:
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American Oriental Bioengineering, Inc.
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2. Description of the original document for which correction is being made:
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Certificate of Correction
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3. Filing date of the original document for which correction is being made:                    October 19, 2004
                                                                                               -----------------------
4. Description of the inaccuracy or defect.
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Typographical error in Article number. The Certificate of Correction filed October 19, 2003 referenced Article IV as the relevant Article describing the capital stock of the company. The correct Article number should be VI.

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5. Correction of the inaccuracy or defect.
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Article VI - CAPITAL STOCK:

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6. Signature:

/s/ Shujun Liu                                      President and Chief Executive Officer       November 12, 2004
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AUTHORIZED SIGNATURE                                TITLE *                                     DATE *

If entity is a Corporation, it must be signed by an Officer if stock has been issued, OR an Incorporator or Director if stock has not been issued; a Limited-Liability Company, by a manager or managing members; a Limited Partnership or
Limited-Liability Partnership, by a General Partner; a Limited-Liability Partnership, by a Managing Partner; a
Business Trust, by a Trustee.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES. SEE ATTACHED FEE                       Nevada Secretary of State AM
                                                                                                       Correction 2003
                                                                                                  Revised on: 10/24/03
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